THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS") AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT OR
(ii) (OTHER THAN A SALE OR TRANSFER IN WHOLE OR IN PART, TO ANY OF HOLDER'S OFFICERS, DIRECTORS OR AFFILIATES, ANY OFFICER OR DIRECTOR OF ANY SUCH AFFILIATE OR ANY MEMBER OF THE IMMEDIATE FAMILY OF ANY SUCH OFFICER OR DIRECTOR) UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL OR SUBMISSION TO THE COMPANY OF SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, IN EACH SUCH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

              Void after 5:00 p.m. New York Time, on May 17, 2001.
               Warrant to Purchase 400,000 Shares of Common Stock.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                            NEWS COMMUNICATIONS, INC.

                  This is to Certify That, FOR VALUE RECEIVED, D.H. Blair Investment Banking Corp. or assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from NEWS COMMUNICATIONS, INC., a Nevada corporation ("Company"), Four Hundred Thousand (400,000) fully paid, validly issued and nonassessable shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") at a price of $2.50 per share at any time or from time to time during the period from May 17, 1996 to May 17, 2001, but not later than 5:00 p.m. New York City Time, on May 17, 2001. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".

                  (a)      EXERCISE OF WARRANT.

                           (1) This Warrant may be exercised in whole or in part
at any time or from time to time on or after May 17, 1996 and until May 17, 2001 (the "Exercise Period"), subject to the provisions of Section (j)(2) hereof; provided, however, that (i) if either such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, and (ii) in the event of any merger, consolidation or sale of substantially all the assets of the Company as an entirety, resulting in any distribution to the Company's stockholders, prior to May 17, 2001, the Holder shall have the right to exercise this Warrant commencing at such time through May 17, 2001 into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrants, but not later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificate for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

                  (2) At any time during the Exercise Period, the Holder may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this Section
(a)(2), by surrendering this Warrant at the principal office of the Company or at the office of its stock transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Warrant Shares (rounded to the next highest integer) equal to (i) the number of Warrant Shares specified by the Holder in its Notice of Exchange (the "Total Number") less (ii) the number of Warrant Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Exercise Price by (B) the current market value of a share of Common Stock. Current market value shall have the meaning set forth Section (c) below, except that for purposes hereof, the date of exercise, as used in such Section
(c), shall mean the Exchange Date.

                  (b) RESERVATION AND LISTING OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants. The Company will at all times use its best efforts to maintain the listing of the Common Stock on NASDAQ and to list the Warrant Shares upon the exercise of this Warrant.

                  (c) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

                           (1) If the  Common  Stock  is  listed  on a  National
                  Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

                           (2) If the Common  Stock is not so listed or admitted
                  to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

                           (3) If the Common  Stock is not so listed or admitted
                  to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

                  (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of

Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

                  (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

                  (f) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

                           (1) In case the Company  shall (i) declare a dividend
                  or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

                           (2) In case the  Company  shall fix a record date for
                  the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the current market price of the Common Stock (as defined in Subsection (8) below) on the record date mentioned below, or less than the Exercise Price on such record date the Exercise Price shall be adjusted so that the same shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible) or (ii) in the event the Subscription Price is equal to or higher than the current market price but is less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the number of shares outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

                           (3) In case the Company shall hereafter distribute to
                  the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (1) above) or subscription rights or warrants (excluding those referred to in Subsection (2) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in Subsection (8) below), less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

                           (4) In case the  Company  shall  issue  shares of its
                  Common Stock [excluding shares issued (i) in any of the transactions described in Subsection (1) above, (ii) upon exercise of options granted to the Company's employees under a plan or plans adopted by the Company's Board of Directors and approved by its shareholders, if such shares would otherwise be included in this Subsection (4), (but only to the extent that the aggregate number of shares excluded hereby and issued after the date hereof, shall not exceed 5% of the Company's Common Stock outstanding at the time of any issuance), (iii) upon exercise of options and warrants outstanding at May 17, 1996, and this Warrant (iv) to shareholders of any corporation which merges into the Company in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger, or (v) issued in a bona fide public offering pursuant to a firm commitment underwriting, but only if no adjustment is required pursuant to any other specific subsection of this Section (f) (without regard to Subsection
                  (9) below) with respect to the transaction giving rise to such rights] for a consideration per share (the "Offering Price") less than the current market price per share [as defined in Subsection (8) below] on the date the Company fixes the offering price of such additional shares or less than the
                  Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received [determined as provided in Subsection (7) below] for the issuance of such additional shares would purchase at such current market price per share of Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares or (ii) in the event the Offering Price is equal to or higher than the current market price per share but less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received [determined as provided in subsection
                  (7) below] for the issuance of such additional shares would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

                           (5) In case the Company  shall  issue any  securities
                  convertible   into  or  exchangeable   for  its  Common  Stock
                  [excluding securities issued in transactions described in Subsections (2) and (3) above] for a consideration per share of Common Stock (the "Conversion Price") initially deliverable upon conversion or exchange of such securities [determined as provided in Subsection (7) below] less than the current market price per share [as defined in Subsection (8) below] in effect immediately prior to the issuance of such securities, or less than the Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received [determined as provided in Subsection (7) below] for such securities would purchase at such current market price per share of Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate or (ii) in the event the Conversion Price is equal to or higher than the current market price per share but less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the number of shares outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received [determined as provided in subsection (7) below] for such securities would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for s uch securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such an issuance is made.

                           (6) Whenever the Exercise Price payable upon exercise
                  of each Warrant is adjusted  pursuant to Subsections (1), (2),
                  (3), (4) and (5) above or Section (9) below, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                           (7)  For  purposes  of  any  computation   respecting
                  consideration received pursuant to Subsections (4) and (5) above, the following shall apply:

                                    (A) in the case of the issuance of shares of
                           Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                                    (B) in the case of the issuance of shares of
                           Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

                                    (C)  in  the   case  of  the   issuance   of
                           securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof [the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Subsection (7)].

                           (8) For the purpose of any computation under Subsections (2), (3), (4) and (5) above, the current market price per share of Common Stock at any date shall be deemed to be the lower of (i) the average of the daily closing prices for 30 consecutive business days before such date or (ii) the closing price on the business day immediately preceding such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, the average of the highest reported bid and lowest reported asked prices as reported by Nasdaq, or other similar organization if Nasdaq is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors.

                           (9) No  adjustment  in the  Exercise  Price  shall be
                  required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal Income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Warrants).

                           (10)  Whenever  the Exercise  Price is  adjusted,  as
                  herein provided, the Company shall promptly but no later than 10 days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holders at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. In the event the Company does not provide the Holder with such notice and information within 10 days of a request by the Holder, then notwithstanding the provisions of this Section (f), the Exercise Price shall be immediately adjusted to equal the lowest Offering Price, Subscription Price or Conversion Price, as applicable, since the date of this Warrant, and the number of shares issuable upon exercise of this Warrant shall be adjusted accordingly. The Company may retain a firm of independent certified public accountants selected by the Board of

                  Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                           (11) In the event that at any time, as a result of an
                  adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (1) to (9), inclusive above.

                           (12) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

                  (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section (f), the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section (a) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

                  (h) NOTICES TO WARRANT HOLDERS.  So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

                  (i) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (f) hereof.

                  (j)      REGISTRATION UNDER THE SECURITIES ACT OF 1933.

                           (1) The  Company  shall  advise  the  Holder  of this
                  Warrant or of the Warrant Shares or any then holder of Warrants or Warrant Shares (such persons being collectively referred to herein as "holders") by written notice at least four weeks prior to the filing of any new registration statement or post-effective amendment thereto under the Securities Act of 1933 (the "Act") covering securities of the Company and will for a period of six years from the date hereof upon the request of any such holder, include in any such registration statement such information as may be required to permit a public offering of the Warrants or the Warrant Shares. The Company shall supply prospectuses and other documents as the Holder may request in order to facilitate the public sale or other disposition of the
                  Warrants or Warrant Shares, qualify the Warrants and the Warrant Shares for sale in such states as any such holder designates and do any and all other acts and things which may be necessary or desirable to enable such Holders to consummate the public sale or other disposition of the Warrants or Warrant Shares, and furnish indemnification in the manner as set forth in Subsection (3)(C) of this Section (j). Such holders shall furnish information and indemnification as set forth in Subsection (3)(C) of this Section (j), except that the maximum amount which may be recovered from the Holder shall be limited to the amount of proceeds received by the Holder from the sale of the Warrants or Warrant Shares.

                           (2) If any majority  holder (as defined in Subsection
                  (4) of this Section (j) below) shall give notice to the Company at any time during the five year period commencing on the date hereof to the effect that such holder contemplates
                  (i) the transfer of all or any part of his or its Warrants and/or Warrant Shares, or (ii) the exercise and/or conversion of all or any part of his or its Warrants and the transfer of all or any part of the Warrants and/or Warrant Shares under such circumstances that a public offering (within the meaning of the Act) of Warrants and/or Warrant Shares will be involved, and desires to register under the Act, the Warrants and/or the Warrant Shares, then the Company shall, within two weeks after receipt of such notice, file a registration statement pursuant to the Act, to the end that the Warrants and/or Warrant Shares may be sold under the Act as promptly as practicable thereafter and the Company will use its best efforts to cause such registration to become effective and continue to be effective (current) (including the taking of such steps as are necessary to obtain the removal of any stop order) until the holder has advised that all of the Warrants and/or Warrant Shares have been sold; provided that such holder shall furnish the Company with appropriate information (relating to the intentions of such holders) in connection therewith as the Company shall reasonably request in writing. In the event the registration statement is not declared effective under the Act prior to May 17, 2001, the Company shall extend the expiration date of the Warrants to a date not less than 90 days after the effective date of such registration statement. The holder may, at its option, request the registration of the Warrants and/or Warrant Shares in a registration statement made by the Company as contemplated by Subsection (1) of this Section (j) or in connection with a request made pursuant to Subsection (2) of this Section (j) prior to the acquisition of the Warrant Shares upon exercise of the Warrants and even though the holder has not given notice of exercise of the Warrants. If the Company determines to include securities to be sold by it in any registration statement originally requested pursuant to this Subsection (2) of this Section (j), such registration shall instead be deemed to have been a registration under Subsection (1) of this Section (j) and not under Subsection (2) of this Subsection
                  (j). The holder may thereafter at its option, exercise the Warrants at any time or from time to time subsequent to the effectiveness under the Act of the registration statement in which the Warrant Shares were included.

                           (3) The following provision of this Section (j) shall also be applicable:

                                    (A) Within ten days after receiving any such
                           notice  pursuant to  Subsection  (2) of this  Section
                           (j), the Company shall give notice to the other holders of Warrants and Warrant Shares, advising that the Company is proceeding with such registration statement and offering to include therein Warrants and/or Warrant Shares of such other holders, provided that they shall furnish the Company with such appropriate information (relating to the intentions of such holders) in connection therewith as the Company shall reasonably request in writing. Following the effective date of such registration, the Company shall upon the request of any owner of Warrants and/or Warrant Shares forthwith supply such a number of prospectuses meeting the requirements of the Act, as shall be requested by such owner to permit such holder to make a public offering of all Warrants and/or Warrant Shares from time to time offered or sold to such holder, provided that such holder shall from time to time furnish the Company with such appropriate information (relating to the intentions of such holder) in connection therewith as the Company shall request in writing. The Company shall also use its best efforts to qualify the Warrant Shares for sale in such states as such majority holder shall designate.

                                    (B) The  Company  shall bear the entire cost
                           and expense of any registration of securities initiated by it under Subsection (1) of this Section
                           (j) notwithstanding that Warrants and/or Warrant Shares subject to this Warrant may be included in any such registration. The Company shall also comply with one request for registration made by the majority holder pursuant to Subsection (2) of this Section (j) at its own expense and without charge to any holder of any Warrants and/or Warrant Shares; and the Company shall comply with one additional request made by the majority holder pursuant to Subsection (2) of this Section (j) (and not deemed to be pursuant to Subsection (1) of this Section (j)) at the sole expense of such majority holder. Any holder whose Warrants and/ or Warrant Shares are included in any such registration statement pursuant to this Section
                           (j) shall, however, bear the fees of his own counsel and any registration fees, transfer taxes or underwriting discounts or commissions applicable to the Warrant Shares sold by him pursuant thereto.

                                    (C) The  Company  shall  indemnify  and hold
                           harmless each such holder and each underwriter, within the meaning of the Act, who may purchase from or sell for any such holder any Warrants and/or Warrant Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Act or any prospectus included therein required to be filed or furnished by reason of this Section
                           (j) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of such Act provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Holder or any other Holder, specifically for use in the preparation thereof.

                                    (D)  Neither the giving of any notice by any
                           such majority holder nor the making of any request for prospectuses shall impose any upon such majority holder or owner making such request any obligation to sell any Warrants and/or Warrant Shares, or exercise any Warrants.

                           (4) The term "majority holder" as used in this Section (j) shall include any owner or combination of owners of Warrants or Warrant Shares in any combination if the holdings of the aggregate amount of:

                                (i)   the Warrants held by him or among them,
                                      plus
                                (ii)  the Warrants which he or they would be
                           holding if the Warrants for the Warrant Shares owned by him or among them had not been exercised, would constitute a majority of the Warrants originally issued.

                  The Company's agreements with respect to Warrants or Warrant Shares in this Section (j) shall continue in effect regardless of the exercise and surrender of this Warrant.

                                         NEWS COMMUNICATIONS, INC.


                                         By: /s/ Michael Schenkler
                                             ------------------------------
                                             Michael Schenkler
                                             President

[SEAL]

Dated:  May 17, 1996

Attest:

/s/ Robert Berkowitz
----------------------------
Assistant Secretary

                                  PURCHASE FORM

                                                   Dated ___________, ______

                  The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing shares of Common Stock and hereby makes payment of in payment of the actual exercise price thereof.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK


Name _______________________________________
(Please typewrite or print in block letters)

Address ____________________________________

Signature __________________________________



                                 ASSIGNMENT FORM

          FOR VALUE RECEIVED, ________________________ hereby sells, assigns and transfers unto

Name _______________________________________
(Please typewrite or print in block letters)

Address ____________________________________

the right to purchase Common Stock represented by this Warrant to the extent of _______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint_______________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date ______________, ________



Signature __________________________________